INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-93765 of Atchison Casting Corporation on Form S-8 of our report dated April
9, 2001 appearing in this Annual Report on Form 11-K of the Atchison Casting
Corporation Savings Plan for the period ended July 17, 2000.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 11, 2002